UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
August 29, 2024
CAMPBELL SOUP COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	1-3822	21-0419870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Campbell Place
Camden, New Jersey 08103-1799
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 29, 2024, Campbell Soup Company (the “Company”) issued an earnings release and filed a Current Report on Form 8-K announcing financial results for the quarter ended July 28, 2024 (“Original Earnings Release”). Subsequent to the filing of the Original Earnings Release, the Company determined there was one error under the heading “Full-Year Fiscal 2025 Guidance.” As a result, the Company is filing this Current Report on Form 8-K/A to furnish an earnings release announcing the financial results for the quarter ended July 28, 2024, as revised to correct the error (“Revised Earnings Release”). No other corrections have been made to the Revised Earnings Release. The information contained in this Current Report on Form 8-K/A and the Revised Earnings Release amends and supersedes the information contained within the Original Earnings Release.

Item 2.02 – Results of Operations and Financial Condition

On August 29, 2024, the Company issued a Revised Earnings Release to correct an error in its Original Earnings Release, as described in the Explanatory Note above. A copy of the Company’s Revised Earnings Release is attached as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

99.1	Revised Earnings Release dated August 29, 2024 announcing financial results for the quarter ended July 28, 2024.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: August 29, 2024	By:	/s/ Carrie L. Anderson
Carrie L. Anderson
Executive Vice President and Chief Financial Officer